UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2007

BIOSHAFT WATER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52393
(Commission File Number)

98-0494003
(IRS Employer Identification No.)

5927 Balfour Court, Suite 201 Carlsbad, CA 92008
(Address of principal executive offices and Zip Code)

(760) 901-5404
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 4, 2007, we dismissed Moore & Associates, Chartered, as our principal independent accountant, and on December 4, 2007, we engaged Kabani & Company, Inc., as our principal independent accountant. Our board of directors approved the decisions to dismiss Moore & Associates and to appoint Kabani & Company, Inc.

Moore & Associates’ report dated June 14, 2007, on our financial statements for the most recent fiscal years ended April 30, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Moore & Associates’ report contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent years ended April 30, 2007 and 2006 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Moore & Associates on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moore & Associates, would have caused Moore & Associates to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years.

During the years ended April 30, 2007 and 2006, and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided Moore & Associates, with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that it furnish us with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which it does not agree. A copy of the letter provided from Moore & Associates stating that it agreed with the disclosure contained herein, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended April 30, 2007 and 2006, and the subsequent interim period through the date hereof, we have not, nor has any person on our behalf, consulted with Kabani & Company, Inc. regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Kabani & Company, Inc. provided to us a written or oral advice that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01. Financial Statements and Exhibits.

Exhibits

16.1	Letter from Moore & Associates, Chartered, dated December 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSHAFT WATER TECHNOLOGY, INC.

By: /s/ Rafeh Hulays
Name: Rafeh Hulays
Title: Director
Dated: December 20, 2007